Morgan Stanley Dean Witter Information Fund
Letter to the Shareholders March 31, 2000

Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

During the 12-month period ended March 31, 2000, the U.S. equity market, led by technology stocks, continued its bull market run. The use of information technology has helped lead the U.S. economy to unprecedented levels of growth combined with low levels of inflation, further helping to drive the bull market. However, while this apparent secular change to the economy was occurring, the Federal Reserve Board remained on the watch for signs of inflation, continuing to tighten interest rates. Even given these concerns, the world economy - and especially that of the United States - continued to evolve toward an information-based economy. Subsequent to the end of the period, tech stocks pulled back sharply amid intense volatility.


PERFORMANCE AND PORTFOLIO STRATEGY

During the 12-month period ended March 31, 2000, Morgan Stanley Dean Witter Information Fund's Class B shares produced a total return of 154.62 percent, compared with 17.94 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500). For the same period the Fund's Class A, C and D shares posted total returns of 155.88 percent, 154.10 percent and 156.56 percent, respectively. Given the rapid rise of stock prices during the period, particularly among technology issues, there can be no expectation that the Fund's impressive results will be repeated. The performance of the Fund's four share classes varies because each class has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500.

The Fund's exceptional performance can be attributed primarily to stock selection and its overweighting in semiconductors and communications equipment. Investments in these areas that contributed positively to the portfolio included Nokia, Conexant, QUALCOMM, Uniphase and Vitesse.

The Fund continues to invest in companies that we believe are best positioned to capitalize on the growth of various sectors within the

Morgan Stanley Dean Witter Information Fund
Letter to the Shareholders March 31, 2000, continued

communications and information industries. We seek to invest in companies with proven management, an established market presence, leading-edge technology, demonstrable demand from customers and strategic relationships or alliances.

On March 31, the Fund held approximately 79 percent of its investments in information technology, 11 percent in information services, 3 percent in information distribution and content and the remaining 7 percent in cash equivalents. We are increasingly concerned about the valuations of several technology sectors, especially more speculative areas such as Internet software. During the period, we reduced the Fund's exposure to these sectors, using the proceeds to increase the portfolio's cash position and add investments with more valuation support. We continue to overweight the components subsector, because we believe that the component cycle is in its early stages and its duration is likely to be longer than widely expected.


LOOKING AHEAD

We believe that the fundamentals underpinning the information and technology sectors remain robust and that the targeted sectors will outperform over the long run as technology continues to gain importance as a component of worldwide spending. We continue to believe that the Internet will continue to play an increasingly important role in our information economy. Because of this trend, we plan to continue monitoring this sector closely for promising investment opportunities.

We appreciate your ongoing support of Morgan Stanley Dean Witter Information Fund and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
---------------------------                 --------------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter Information Fund
Fund Performance March 31, 2000

GROWTH OF $10,000 -- Class B
($ in Thousands)



$55

 45

 35

 25

 15

  5

$54,299(3)          $26,611

November 28,     March 31,     March 31,     March 31,    March 31,    March 31,
   1995            1996          1997          1998         1999         2000

-- Fund        -- S&P 500(4)

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth more or less than their original cost. Performance for Class A, Class C, and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.


                          Average Annual Total Returns
--------------------------------------------------------------------------------


                         Class B Shares*
------------------------------------------------------------------
Period Ended 3/31/00
----------------------------
1 Year                               154.62%(1)        149.62%(2)
Since Inception (11/28/95)            47.81%(1)         47.68%(2)


                        Class C Shares+
-----------------------------------------------------------------
Period Ended 3/31/00
---------------------------
1 Year                              154.10%(1)        153.10%(2)
Since Inception (7/28/97)            79.09%(1)         79.09%(2)






                        Class A Shares**
-----------------------------------------------------------------
Period Ended 3/31/00
---------------------------
1 Year                              155.88%(1)        142.45%(2)
Since Inception (7/28/97)            80.37%(1)         76.77%(2)


               Class D Shares++
------------------------------------------------
Period Ended 3/31/00
---------------------------
1 Year                              156.56%(1)
Since Inception (7/28/97)            80.87%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on March 31, 2000.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
* The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
**     The maximum front-end sales charge for Class A is 5.25%.
+ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++     Class D shares have no sales charge.

Morgan Stanley Dean Witter Information Fund
Portfolio of Investments March 31, 2000




    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------
                    COMMON STOCKS (93.9%)
                    Advertising (0.4%)
  200,000           DoubleClick Inc.* .....................   $   18,725,000
                                                              --------------
                    Cable Television (1.5%)
  370,000           AT&T Corp. - Liberty Media
                     Group (Class A)* .....................       21,922,500
  360,000           EchoStar Communications Corp.
                     (Class A)* ...........................       28,440,000
  113,500           PrimaCom AG (ADR) (Germany)*...........        4,767,000
  126,600           United Pan-Europe
                     Communications NV (Class A)
                     (ADR) (Netherlands)* .................        6,187,575
                                                              --------------
                                                                  61,317,075
                                                              --------------
                    Catalog/Specialty
                     Distribution (0.6%)
  397,100           Amazon.com, Inc.* .....................       26,580,881
                                                              --------------
                    Cellular Telephone (1.4%)
  280,000           Nextel Communications, Inc.
                     (Class A)* ...........................       41,492,500
   97,500           Voicestream Wireless Corp.* ...........       12,614,062
  130,000           Western Wireless Corp.
                     (Class A)* ...........................        5,955,625
                                                              --------------
                                                                  60,062,187
                                                              --------------
                    Computer Communications (6.9%)
  660,000           3Com Corp.* ...........................       36,671,250
  300,000           Brocade Communications
                     Systems, Inc.* .......................       53,700,000
1,390,000           Cisco Systems, Inc.* ..................      107,464,375
  201,000           Emulex Corp.* .........................       21,934,125
   85,200           Juniper Networks, Inc.* ...............       22,439,550
  150,000           Redback Networks, Inc.* ...............       44,512,500
                                                              --------------
                                                                 286,721,800
                                                              --------------
                    Computer Software (13.8%)
  195,000           Aspect Development, Inc.* .............       12,565,312
  475,000           BMC Software, Inc.* ...................       23,423,437
  127,500           Check Point Software
                     Technologies Ltd. (Israel)* ..........       21,802,500
  660,800           Citrix Systems, Inc.* .................       43,736,700
  700,000           Computer Associates
                     International, Inc. ..................       41,431,250
  935,000           Compuware Corp.* ......................       19,635,000
  231,000           Gensym Corp. ..........................        2,165,625
  210,000           i2 Technologies, Inc.* ................       25,633,125
  305,000           iGATE Capital Corp.* ..................       13,744,062
  437,300           Mercury Interactive Corp.* ............       34,601,362
  108,500           Micromuse Inc.* .......................       15,054,375
  800,000           Microsoft Corp.* ......................       85,300,000


    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------
  125,800           NetIQ Corp.* ..........................   $    8,405,012
  182,500           New Era of Networks, Inc.* ............        7,208,750
1,390,000           Oracle Corp.* .........................      108,420,000
  600,000           Parametric Technology Corp.* ..........       12,637,500
  115,000           Sapient Corp.* ........................        9,660,000
  242,500           Serena Software, Inc.* ................        7,729,687
   75,000           Siebel Systems, Inc.* .................        8,953,125
  141,900           TIBCO Software, Inc.* .................       11,564,850
  451,050           Veritas Software Corp.* ...............       59,087,550
                                                              --------------
                                                                 572,759,222
                                                              --------------
                    Consumer Electronics/
                     Appliances (0.2%)
   24,800           Sony Corp. (ADR) (Japan) ..............        6,947,100
                                                              --------------
                    Diversified Commercial
                    Services (0.1%)
   83,600           DigitalThink, Inc.* ...................        3,291,750
                                                              --------------

                    Diversified Electronic
                     Products (1.3%)
  140,000           Gemstar International Group Ltd.
                     (Virgin Islands)* ....................       12,031,250
  337,876           JDS Uniphase Corp.* ...................       40,714,058
                                                              --------------
                                                                  52,745,308
                                                              --------------
                    Diversified Financial
                     Services (1.2%)
  283,000           American Express Co. ..................       42,149,312
   73,000           Providian Financial Corp. .............        6,323,625
                                                              --------------
                                                                  48,472,937
                                                              --------------
                    Diversified Manufacturing (0.6%)
  500,000           Tyco International Ltd. (Bermuda)             24,937,500
                                                              --------------
                    E.D.P. Peripherals (5.2%)
  740,000           EMC Corp.* ............................       92,500,000
   90,000           Lexmark International Group, Inc.
                     (Class A)* ...........................        9,517,500
1,050,000           Network Appliance, Inc.* ..............       86,821,875
  205,600           Qlogic Corp.* .........................       27,845,950
                                                              --------------
                                                                 216,685,325
                                                              --------------
                    E.D.P. Services (1.1%)
  131,000           BEA Systems, Inc.* ....................        9,595,750
  750,000           First Data Corp. ......................       33,187,500
   67,900           Netsolve Inc.* ........................        2,189,775
                                                              --------------
                                                                  44,973,025
                                                              --------------
                    Electronic Components (4.1%)
  102,100           Anaren Microwave, Inc.* ...............        9,788,837
  632,500           Flextronics International, Ltd.* ......       44,512,188
   42,000           Rambus Inc.* ..........................       12,329,625

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Information Fund
Portfolio of Investments March 31, 2000, continued




    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            -------------------
1,060,000           Sanmina Corp.* .......................   $   71,616,250
  830,000           Solectron Corp.* .....................       33,251,875
                                                             --------------
                                                                171,498,775
                                                             --------------
                    Electronic Data Processing (5.0%)
  420,000           Dell Computer Corp.* .................       22,653,750
  385,000           Gateway, Inc. ........................       20,405,000
   80,000           Hewlett-Packard Co. ..................       10,605,000
  402,000           International Business Machines
                     Corp. ...............................       47,436,000
1,140,000           Sun Microsystems, Inc.* ..............      106,803,750
                                                             --------------
                                                                207,903,500
                                                             --------------
                    Electronic Production
                     Equipment (4.7%)
  933,600           Applied Materials, Inc.* .............       87,991,800
  239,500           ATMI, Inc.* ..........................       11,286,438
  210,000           Cymer, Inc.* .........................       10,486,875
  231,800           Jabil Circuit, Inc.* .................       10,025,350
  350,000           Novellus Systems, Inc.* ..............       19,643,750
  184,991           Taiwan Semiconductor
                    Manufacturing Co. Ltd. (ADR)
                     (Taiwan)* ...........................       10,544,487
  528,500           Teradyne, Inc.* ......................       43,469,125
                                                             --------------
                                                                193,447,825
                                                             --------------
                    Internet Services (7.7%)
  660,000           America Online, Inc.* ................       44,385,000
  125,000           Ariba, Inc.* .........................       26,179,688
  207,200           Art Technology Group Inc.* ...........       13,597,500
   70,000           Caldera Systems, Inc.* ...............        1,640,625
  377,100           Digex, Inc.* .........................       41,810,963
  315,000           Exodus Communications, Inc.* .........       44,257,500
  265,600           Kana Communications, Inc.* ...........       17,745,400
  140,000           Network Solutions, Inc.
                     (Class A)* ..........................       21,516,250
   42,500           VeriSign, Inc.* ......................        6,348,438
   40,000           VerticalNet, Inc. ....................        5,420,000
  221,500           Viant Corp.* .........................        7,434,094
   19,400           Vignette Corp.* ......................        3,108,850
   94,000           Vitria Technology, Inc.* .............        9,470,500
  446,000           Yahoo! Inc.* .........................       76,405,375
                                                             --------------
                                                                319,320,183
                                                             --------------
                    Major U.S. Telecommunications (0.5%)
  310,000           U.S. West, Inc. ......................       22,513,750
                                                             --------------
                    Office Equipment/Supplies (0.5%)
  820,000           Xerox Corp. ..........................       21,320,000
                                                             --------------
                    Other Consumer Services (0.4%)
   90,000           eBay, Inc.* ..........................       15,834,375
                                                             --------------


    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            -------------------
                    Other Telecommunications (1.2%)
   90,000           COLT Telecom Group PLC (ADR)
                     (United Kingdom)* ...................   $   17,595,000
  250,000           Global Crossing Ltd. (Bermuda)*.......       10,234,375
  167,300           NEXTLINK Communications, Inc.
                     (Class A)* ..........................       20,682,463
                                                             --------------
                                                                 48,511,838
                                                             --------------
                    Recreational Products/Toys (0.5%)
  310,000           Electronic Arts Inc.* ................       22,048,750
                                                             --------------
                    Semiconductors (20.0%)
  714,000           Analog Devices, Inc.* ................       57,521,625
  644,700           Applied Micro Circuits Corp.* ........       96,705,000
  200,000           Broadcom Corp. (Class A)* ............       48,575,000
  265,000           Conexant Systems, Inc.* ..............       19,063,438
  240,000           Cypress Semiconductor Corp.* .........       11,835,000
  655,000           Intel Corp. ..........................       86,337,188
  230,000           Linear Technology Corp. ..............       12,621,250
1,276,000           LSI Logic Corp.* .....................       92,669,500
  700,000           Maxim Integrated Products, Inc.*......       49,743,750
  165,000           Micron Technology, Inc.* .............       20,790,000
  230,000           PMC - Sierra, Inc.* ..................       46,833,750
  227,500           SDL, Inc.* ...........................       48,443,281
  348,300           STMicroelectronics NV
                     (Netherlands) .......................       65,197,406
  600,000           Texas Instruments, Inc. ..............       96,000,000
  115,000           TranSwitch Corp.* ....................       11,047,188
  240,000           Vitesse Semiconductor Corp.* .........       23,085,000
  530,000           Xilinx, Inc.* ........................       43,857,500
                                                             --------------
                                                                830,325,876
                                                             --------------
                    Telecommunication Equipment (15.0%)
  730,000           ADC Telecommunications, Inc.* ........       39,328,750
   90,000           CIENA Corp.* .........................       11,345,625
  540,600           Comverse Technology, Inc.* ...........      102,139,613
  410,000           Corning Inc. .........................       79,540,000
   72,500           Ditech Communications Corp. ..........        7,689,531
   12,034           Hybrid Networks, Inc.* ...............          159,451
  610,000           Motorola, Inc. .......................       86,848,750
  530,000           Nokia Corp. (ADR) (Finland) ..........      115,142,500
  919,000           Nortel Networks Corp. (Canada) .......      115,794,000
   80,000           QUALCOMM Inc.* .......................       11,935,000
  182,200           Scientific - Atlanta, Inc. ...........       11,558,313
  200,000           Tekelec* .............................        7,425,000
  400,000           Tellabs, Inc.* .......................       25,175,000
  122,500           Visual Networks, Inc. ................        6,951,875
                                                             --------------
                                                                621,033,408
                                                             --------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $2,662,006,099)......    3,897,977,390
                                                             --------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Information Fund
Portfolio of Investments March 31, 2000, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                            VALUE
-----------   ------------------------------------------------------
              SHORT-TERM INVESTMENT (a) (2.8%)
              U.S. GOVERNMENT AGENCY
$ 115,000     Federal Home Loan Mortgage
               Corp. 6.05% due 04/03/00
               (Amortized Cost $114,961,347).....      $  114,961,347
                                                       --------------


TOTAL INVESTMENTS
(Identified Cost $2,776,967,446) (b).....    96.7%      4,012,938,737
OTHER ASSETS IN EXCESS OF
LIABILITIES .............................     3.3         138,296,737
                                            -----      --------------
NET ASSETS ..............................   100.0%     $4,151,235,474
                                            =====      ==============

--------------------------------
ADR        American Depository Receipt.
*          Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,306,460,447 and the aggregate gross unrealized depreciation is $70,489,156, resulting in net unrealized appreciation of $1,235,971,291.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Information Fund
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000

ASSETS:
Investments in securities, at value
   (identified cost $2,776,967,446)................ $4,012,938,737
Cash ..............................................      3,226,601
Receivable for:
     Investments sold .............................    239,844,697
     Shares of beneficial interest sold ...........     29,099,978
     Dividends ....................................        571,972
Deferred organizational expenses ..................         23,661
Prepaid expenses and other assets .................        249,760
                                                    --------------
    TOTAL ASSETS ..................................  4,285,955,406
                                                    --------------
LIABILITIES:
Payable for:
     Investments purchased ........................    124,008,470
     Shares of beneficial interest repurchased.....      5,172,238
     Investment management fee ....................      2,687,158
     Plan of distribution fee .....................      2,177,350
Accrued expenses and other payables ...............        674,716
                                                    --------------
    TOTAL LIABILITIES .............................    134,719,932
                                                    --------------
    NET ASSETS .................................... $4,151,235,474
                                                    ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................... $2,507,876,445
Net unrealized appreciation .......................  1,235,971,291
Accumulated undistributed net realized gain .......    407,387,738
                                                    --------------
    NET ASSETS .................................... $4,151,235,474
                                                    ==============
CLASS A SHARES:
Net Assets ........................................ $  128,324,993
Shares Outstanding (unlimited authorized, $.01
   par value) .....................................      3,114,417
    NET ASSET VALUE PER SHARE ..................... $        41.20
                                                    ==============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset
        value) .................................... $        43.48
                                                    ==============
CLASS B SHARES:
Net Assets ........................................ $3,799,843,503
Shares Outstanding (unlimited authorized, $.01
   par value) .....................................     94,116,001
    NET ASSET VALUE PER SHARE ..................... $        40.37
                                                    ==============
CLASS C SHARES:
Net Assets ........................................ $  205,073,320
Shares Outstanding (unlimited authorized, $.01
   par value) .....................................      5,093,661
    NET ASSET VALUE PER SHARE ..................... $        40.26
                                                    ==============
CLASS D SHARES:
Net Assets ........................................ $   17,993,658
Shares Outstanding (unlimited authorized, $.01
   par value) .....................................        432,883
    NET ASSET VALUE PER SHARE ..................... $        41.57
                                                    ==============

STATEMENT OF OPERATIONS
For the year ended March 31, 2000


NET INVESTMENT LOSS:
INCOME
Interest ..........................................  $    3,781,934
Dividends (net of $7,578 foreign withholding
   tax) ...........................................       1,532,618
                                                     --------------
    TOTAL INCOME ..................................       5,314,552
                                                     --------------
EXPENSES
Investment management fee .........................      12,563,948
Plan of distribution fee (Class A shares) .........          91,803
Plan of distribution fee (Class B shares) .........      11,092,274
Plan of distribution fee (Class C shares) .........         657,784
Transfer agent fees and expenses ..................       1,527,854
Registration fees .................................         718,798
Custodian fees ....................................         185,834
Shareholder reports and notices ...................         144,150
Professional fees .................................          82,762
Organizational expenses ...........................          35,938
Trustees' fees and expenses .......................          14,613
Other .............................................          11,348
                                                     --------------
    TOTAL EXPENSES ................................      27,127,106
                                                     --------------
    NET INVESTMENT LOSS ...........................     (21,812,554)
                                                     --------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain/loss on:
   Investments ....................................     535,495,719
   Foreign exchange transactions ..................          (5,352)
                                                     --------------
    NET GAIN ......................................     535,490,367
                                                     --------------
Net change in unrealized appreciation .............   1,129,252,078
                                                     --------------
    NET GAIN ......................................   1,664,742,445
                                                     --------------
NET INCREASE ......................................  $1,642,929,891
                                                     ==============



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Information Fund
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                            FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED
                                                           MARCH 31, 2000     MARCH 31, 1999
                                                         -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................    $  (21,812,554)    $ (4,787,630)
Net realized gain ....................................       535,490,367      121,979,309
Net change in unrealized appreciation ................     1,129,252,078       44,883,484
                                                          --------------     ------------
   NET INCREASE ......................................     1,642,929,891      162,075,163
                                                          --------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................        (3,132,818)         (70,594)
Class B shares .......................................      (190,341,434)     (35,107,622)
Class C shares .......................................        (6,306,868)        (186,602)
Class D shares .......................................          (620,858)        (143,401)
                                                          --------------     ------------
   TOTAL DISTRIBUTIONS ...............................      (200,401,978)     (35,508,219)
                                                          --------------     ------------
Net increase from transactions in shares of beneficial
  interest ...........................................     2,108,131,854      204,706,149
                                                          --------------     ------------
   NET INCREASE ......................................     3,550,659,767      331,273,093
NET ASSETS:
Beginning of period ..................................       600,575,707      269,302,614
                                                          --------------     ------------
   END OF PERIOD .....................................    $4,151,235,474     $600,575,707
                                                          ==============     ============


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Information Fund
Notes to Financial Statements March 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Information Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Dean Witter Information Fund
Notes to Financial Statements March 31, 2000, continued

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either

Morgan Stanley Dean Witter Information Fund
Notes to Financial Statements March 31, 2000, continued

considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; and 0.725% to the portion of daily net assets exceeding $500 million.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred

Morgan Stanley Dean Witter Information Fund
Notes to Financial Statements March 31, 2000, continued

in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $53,966,158 at March 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $7,888, $1,468,385, and $64,952, respectively and received $943,374 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2000 aggregated $6,354,085,295 and $4,679,040,398, respectively.

For the year ended March 31, 2000, the Fund incurred brokerage commissions of $152,904 with Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended March 31, 2000, the Fund incurred brokerage commissions of $211,375 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

At March 31, 2000, the Fund's payable for investments purchased included unsettled trades with the following affiliates of the Fund: Morgan Stanley Dean Witter American Opportunities Fund for $16,438,246, Morgan Stanley Dean Witter Aggressive Equity Fund for $1,892,625, Morgan Stanley Dean Witter Variable Investment Series - Equity Portfolio for $604,800, Morgan Stanley Dean Witter Select Dimensions Investment Series - American Opportunities Portfolio for $1,717,100 and Morgan Stanley Dean Witter Variable Investment Series - Aggressive Equity Portfolio for $65,979.

Morgan Stanley Dean Witter Information Fund
Notes to Financial Statements March 31, 2000, continued

At March 31, 2000, the Fund's receivable for investments sold included unsettled trades with the following affiliates of the Fund: Morgan Stanley Dean Witter Developing Growth Securities for $663,750 and Morgan Stanley Dean Witter Select Dimensions Investment Series - Developing Growth Portfolio for $66,375.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $2,500.


5. FEDERAL INCOME TAX STATUS

As of March 31, 2000, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $35,938, accumulated undistributed net realized gain was charged $21,776,616 and net investment loss was credited $21,812,554.


6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At March 31, 2000, there were no outstanding forward foreign currency contracts.

Morgan Stanley Dean Witter Information Fund
Notes to Financial Statements March 31, 2000, continued

7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                     FOR THE YEAR                           FOR THE YEAR
                                                         ENDED                                 ENDED
                                                    MARCH 31, 2000                         MARCH 31, 1999
                                          -----------------------------------   ------------------------------------
                                               SHARES             AMOUNT             SHARES              AMOUNT
                                          ---------------   -----------------   ----------------   -----------------
CLASS A SHARES
Sold ..................................       4,327,208      $  134,454,736            794,860      $   13,534,680
Reinvestment of distributions .........         118,264           2,996,824              4,724              68,291
Redeemed ..............................      (1,604,255)        (45,382,099)          (541,066)         (9,175,146)
                                             ----------      --------------           --------      --------------
Net increase - Class A ................       2,841,217          92,069,461            258,518           4,427,825
                                             ----------      --------------           --------      --------------
CLASS B SHARES
Sold ..................................      72,540,951       2,167,348,626         20,256,885         326,607,844
Reinvestment of distributions .........       7,684,962         178,283,634          2,344,073          32,974,532
Redeemed ..............................     (16,708,903)       (477,466,010)       (11,182,276)       (169,607,131)
                                            -----------      --------------        -----------      --------------
Net increase - Class B ................      63,517,010       1,868,166,250         11,418,682         189,975,245
                                            -----------      --------------        -----------      --------------
CLASS C SHARES
Sold ..................................       5,203,329         161,643,866            902,795          14,998,830
Reinvestment of distributions .........         246,217           6,042,246             12,281             175,587
Redeemed ..............................        (982,199)        (29,203,497)          (306,601)         (5,003,784)
                                            -----------      --------------        -----------      --------------
Net increase - Class C ................       4,467,347         138,482,615            608,475          10,170,633
                                            -----------      --------------        -----------      --------------
CLASS D SHARES
Sold ..................................         874,982          24,335,255            370,541           5,507,461
Reinvestment of distributions .........          19,493             516,286                691               9,984
Redeemed ..............................        (587,816)        (15,438,013)          (349,365)         (5,384,999)
                                            -----------      --------------        -----------      --------------
Net increase - Class D ................         306,659           9,413,528             21,867             132,446
                                            -----------      --------------        -----------      --------------
Net increase in Fund ..................      71,132,233      $2,108,131,854         12,307,542      $  204,706,149
                                            ===========      ==============        ===========      ==============

Morgan Stanley Dean Witter Information Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                  FOR THE PERIOD
                                                         FOR THE YEAR         FOR THE YEAR        JULY 28, 1997*
                                                             ENDED                ENDED               THROUGH
                                                        MARCH 31, 2000       MARCH 31, 1999       MARCH 31, 1998
                                                      ------------------   ------------------   ------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............         $  19.23            $ 14.02              $ 11.43
                                                            --------            -------              -------
Income (loss) from investment operations:
 Net investment loss ..............................           ( 0.27)            ( 0.11)              ( 0.08)
 Net realized and unrealized gain .................            26.41               7.04                 2.67
                                                            --------            -------              -------
Total income from investment operations ...........            26.14               6.93                 2.59
                                                            --------            -------              -------
Less distributions from net realized gain .........           ( 4.17)            ( 1.72)                  -
                                                            --------            -------              -------
Net asset value, end of period ....................         $  41.20            $ 19.23              $ 14.02
                                                            ========            =======              =======
TOTAL RETURN+ .....................................           155.88 %            54.33 %              22.66 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................             1.13 %(3)          1.24 %(3)            1.27 %(2)
Net investment loss ...............................            (0.82)%(3)        ( 0.74)%(3)          ( 0.93)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........         $128,325             $5,253               $  206
Portfolio turnover rate ...........................              282 %              419 %                218 %

-------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Information Fund
Financial Highlights, continued


                                                                       FOR THE YEAR ENDED MARCH 31,
                                                     -----------------------------------------------------------------
                                                           2000++             1999++          1998**++        1997
                                                     ------------------ ------------------ ------------- -------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............        $   18.99       $  13.94         $   8.94      $  10.67
                                                            ----------      --------         --------      --------
Income (loss) from investment operations:
 Net investment loss ...............................            (0.37)         (0.22)           (0.18)        (0.13)
 Net realized and unrealized gain (loss) ...........            25.92           6.99             5.18         (1.60)
                                                            ----------      --------         --------      --------
Total income (loss) from investment operations .....            25.55           6.77             5.00         (1.73)
                                                            ----------      --------         --------      --------
Less dividends and distributions:
 In excess of net investment income ................                -              -                -             -
 From net realized gain ............................            (4.17)         (1.72)               -             -
                                                            ----------      --------         --------      --------
Total dividends and distributions ..................            (4.17)         (1.72)               -             -
                                                            ----------      --------         --------      --------
Net asset value, end of period .....................        $   40.37       $  18.99         $  13.94      $   8.94
                                                            ==========      ========         ========      ========
TOTAL RETURN+ ......................................           154.62 %        53.44 %          56.10 %      (16.31)%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................             1.58 %(3)      1.95 %(3)        2.05 %        2.01 %
Net investment loss ................................            (1.27)%(3)     (1.45)%(3)       (1.54)%       (1.16)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............       $3,799,844       $580,994         $267,384      $213,726
Portfolio turnover rate ............................              282 %          419 %            218 %         132 %



                                                        FOR THE PERIOD
                                                      NOVEMBER 28, 1995*
                                                           THROUGH
                                                        MARCH 31, 1996
                                                     -------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............      $  10.00
                                                          --------
Income (loss) from investment operations:
 Net investment loss ...............................         (0.01)
 Net realized and unrealized gain (loss) ...........          0.69
                                                          --------
Total income (loss) from investment operations .....          0.68
                                                          --------
Less dividends and distributions:
 In excess of net investment income ................         (0.01)
 From net realized gain ............................             -
                                                          --------
Total dividends and distributions ..................         (0.01)
                                                          --------
Net asset value, end of period .....................      $  10.67
                                                          ========
TOTAL RETURN+ ......................................          6.77 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................          2.31 %(2)
Net investment loss ................................         (0.51)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............      $207,321
Portfolio turnover rate ............................             8 %(1)

--------------
*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Information Fund
Financial Highlights, continued


                                                                                                  FOR THE PERIOD
                                                         FOR THE YEAR         FOR THE YEAR        JULY 28, 1997*
                                                             ENDED                ENDED               THROUGH
                                                        MARCH 31, 2000       MARCH 31, 1999       MARCH 31, 1998
                                                      ------------------   ------------------   ------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............         $  18.98             $ 13.94             $ 11.43
                                                            --------             -------             -------
Income (loss) from investment operations:
 Net investment loss ..............................            (0.49)              (0.24)              (0.14)
 Net realized and unrealized gain .................            25.94                7.00                2.65
                                                            --------             -------             -------
Total income from investment operations ...........            25.45                6.76                2.51
                                                            --------             -------             -------
Less distributions from net realized gain .........            (4.17)              (1.72)                  -
                                                            --------             -------             -------
Net asset value, end of period ....................         $  40.26             $ 18.98             $ 13.94
                                                            ========             =======             =======
TOTAL RETURN+ .....................................           154.10 %             53.36 %             21.96 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................             1.89 %(3)           2.01 %(3)           2.05 %(2)
Net investment loss ...............................            (1.58)%(3)          (1.51)%(3)          (1.72)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........         $205,073             $11,890             $   249
Portfolio turnover rate ...........................              282 %               419 %               218 %

--------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Information Fund
Financial Highlights, continued


                                                                                                  FOR THE PERIOD
                                                         FOR THE YEAR         FOR THE YEAR         JULY 28,1997*
                                                             ENDED                ENDED               THROUGH
                                                        MARCH 31, 2000       MARCH 31, 1999       MARCH 31, 1998
                                                      ------------------   ------------------   ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............         $ 19.33             $ 14.03              $ 11.43
                                                            -------             -------              -------
Income (loss) from investment operations:
 Net investment loss ..............................           (0.18)              (0.08)               (0.07)
 Net realized and unrealized gain .................           26.59                7.10                 2.67
                                                            -------             -------              -------
Total income from investment operations ...........           26.41                7.02                 2.60
                                                            -------             -------              -------
Less distributions from net realized gain .........           (4.17)              (1.72)                   -
                                                            -------             -------              -------
Net asset value, end of period ....................         $ 41.57             $ 19.33              $ 14.03
                                                            =======             =======              =======
TOTAL RETURN+ .....................................          156.56 %             54.96 %              22.75 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................            0.89 %(3)           1.01 %(3)            1.04 %(2)
Net investment loss ...............................           (0.58)%(3)          (0.51)%(3)           (0.82)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........         $17,994              $2,440               $1,464
Portfolio turnover rate ...........................             282 %               419 %                218 %

--------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Information Fund
Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INFORMATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Information Fund (the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 2000


                      2000 FEDERAL TAX NOTICE (unaudited)

     During the year ended March 31, 2000, the Fund paid to shareholders $0.46 per share from long-term capital gains.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Guy G. Rutherford, Jr.
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanely Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors, Inc., member NASD.



MORGAN STANLEY
DEAN WITTER
INFORMATION FUND




[GRAPHIC OMITTED]


ANNUAL REPORT
MARCH 31, 2000